UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

Spherix Incorporated

 (Exact name of registrant as specified in its charter)

Delaware

000-05576

52-0849320

(State or other jurisdiction

(Commission

IRS Employer

of incorporation or organization)

File Number)

Identification No.)

7927 Jones Branch Drive, Suite 3125, Tysons Corner, VA 22102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 897-2540

6430 Rockledge Drive, #503, Bethesda, MD 20817

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 7.01  Regulation FD Disclosure

See Item 8.01 below.

Item 8.01  Other Events

Nuta Technologies, Inc. (“Nuta”), a wholly-owned subsidiary of Spherix Incorporated (the “Company”), entered into a Letter of Intent (the “LOI”) with North South Holdings, Inc. (“North South”), the owner of various patents covering wireless communications.  Pursuant to the LOI, at closing, Nuta would acquire 100% of the issued and outstanding capital stock of North South in consideration for the issuance of capital stock of the Company equal to 12,000,000 shares of the Company’s common stock (on a fully-diluted basis). A copy of the LOI is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The LOI has certain binding and non-binding obligations, including the acquisition consideration which is not subject to adjustment. However, the transaction is subject to various conditions to closing, including satisfactory completion of due diligence, approval of the Company’s shareholders and definitive documentation.  Upon completion Nuta may seek to engage in commercialization activities related to the inventions that are the subject of the patents acquired, although there can be no assurance that such efforts would be successful.

There can be no assurance that the transactions contemplated by the LOI will be consummated.  The LOI and this Current Report on Form 8-K do not constitute an offer to buy, or solicitation of an offer to sell, any securities of the Company and no offer or sale of such securities will be made in any jurisdiction where it would be unlawful to do so.

Item 9.01.

Financial Statements and Exhibits.

     (d)  Exhibits.

99.1   Letter of Intent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

February 22, 2013

SPHERIX INCORPORATED

By:  /s/ Robert L. Clayton

Robert L. Clayton

Chief Financial Officer